UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2020

AMEREN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On December 11, 2020, the Board of Directors (the “Board”) of Ameren Corporation (“Ameren”) elected Mr. Leo S. Mackay, Jr. to the Board, with a term beginning on December 14, 2020, and expiring at Ameren’s Annual Meeting of Shareholders in 2021. Also effective December 14, 2020, the Board appointed Mr. Mackay to the Audit and Risk Committee and the Nuclear, Operations and Environmental Sustainability Committee of the Board. No arrangement or understanding exists between Mr. Mackay and Ameren or, to Ameren’s knowledge, any other person or persons pursuant to which Mr. Mackay was selected as a director. Mr. Mackay will receive compensation for Board and committee service as described on Exhibit 10.6 to Ameren’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

From 2005 to present, Mr. Mackay has served in multiple senior leadership roles at Lockheed Martin Corporation, a global security and aerospace company, including most recently as senior vice president, ethics and enterprise assurance and chief sustainability officer. Prior to joining Lockheed Martin, Mr. Mackay served as chief operations officer of ACS State Healthcare, LLC from 2003 to 2005. He also held leadership roles at the United States Department of Veterans Affairs and Bell Helicopter Textron, Inc.

Mr. Mackay had no business relationships with Ameren or its subsidiaries in 2019 or to the date hereof in 2020 which are required to be reported under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

ITEM 7.01	Regulation FD Disclosure.

On December 14, 2020, Ameren issued a press release announcing Mr. Mackay’s election to the Board. A copy of that press release is furnished as Exhibit 99.1 to this Report.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

99.1	Press release issued on December 14, 2020, by Ameren.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Senior Vice President, General Counsel and Secretary

Date: December 14, 2020